Exhibit 10.4

EXECUTION COPY

SECOND AMENDMENT TO THE ASPEN AVIONICS, INC. 2021 MANAGEMENT CARVEOUT PLAN

THIS SECOND AMENDMENT TO THE ASPEN AVIONICS, INC. 2021 MANAGEMENT CARVEOUT PLAN (the “Amendment”) is entered into as of November 16, 2023, by Aspen Avionics, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company adopted the Aspen Avionics, Inc. 2021 Management Carveout Plan (the “Plan”) on December 16, 2021. For the avoidance of doubt, capitalized terms herein and not otherwise defined shall have the meanings assigned to them in the Plan;

WHEREAS, Section 3(b)(x) of the Plan allows the Chairman of the Board of Directors of the Company, as Plan Administrator, to adopt such amendments to the Plan that are not anticipated to have a material financial impact on the Plan or the Company or a material adverse effect on Participants;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it to be in the best interests of the Company and its stockholders to amend the Plan to modify timing of the Two-Step Change of Control determination from September 30, 2023 to January 31, 2024; and

WHEREAS, the Board authorized and empowered the undersigned, as an authorized officer of the Company, to take such actions and to execute such other certificates, instruments, amendments, documents and notices as may be required, or as the undersigned may deem necessary, advisable or appropriate, in order to implement the foregoing.

NOW, THEREFORE, the Board, on behalf of the Company, hereby amends the Plan as follows:

1. The last two sentences of the definition of “Change of Control” is amended to read as follows:

A “Two-Step Change of Control” means both the closing of the AIRO/Aspen Merger and the closing of either the SPAC Merger or the IPO (whichever is earlier) occurs by January 31, 2024. For the avoidance of doubt, the closing of the AIRO/Aspen Merger does not constitute a General Change of Control unless the AIRO/Aspen Merger is consummated and either the SPAC Merger or the IPO occur by January 31, 2024.

2. Section 2(g) is amended to read as follows:

(g) Expiration. The Plan and all Benefits thereunder expire on January 31, 2024.

[Remainder of Page Intentionally Left Blank – Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed and delivered as of the date and year first written above.

COMPANY:

ASPEN AVIONICS, INC.

By:	/s/ John Uczekaj
John Uczekaj, CEO

/s/ Brian Birk
Brian Birk, as Chairman

[Signature Page to Second Amendment of the Aspen Avionics, Inc. 2021 Management Carveout Plan]